SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 21, 2007
Date of Report (Date of earliest event reported)

DISCOVERY LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2007, the shareholders of Discovery Laboratories, Inc. (the “Company”) approved the adoption of a new 2007 Long-Term Incentive Plan (the “2007 Plan”). The 2007 Plan provides for the grant of long-term equity and cash incentive compensation awards. The 2007 Plan replaces the Company’s Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”) whose ten-year term was to expire in March 2008. The Board of Directors believes that the 2007 Plan is important for the Company’s continuing efforts to attract, motivate and retain highly qualified and experienced employees. The 2007 Plan continues many of the features of the 1998 Plan, but is updated to reflect changes to Nasdaq rules regarding equity compensation, other regulatory changes and market and corporate governance developments. Awards outstanding under the 1998 Plan will continue to be governed by the terms of that plan and the agreements under which they were granted.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2007, the grants set forth below to be made under a 2007 Long-Term Incentive Plan (the “2007 Plan”) to the Company’s named executive officers were approved. The 2007 Plan was approved by the stockholders on June 21, 2007. The grants will be in the form of incentive stock options and non qualified stock options, at an exercise price of $3.27 per share, which was equal to the market price of the Company’s common stock on the date of the grant.

Name and Position	Grants Effective June 21, 2007
	Incentive Stock Option	Non Qualified Stock Option
Roberta Capetola	30,582	569,418
John Cooper	30,582	129,418
David Lopez	30,581	129,419
Tom Miller	20,000	60,000
Robert Segal	15,000	45,000

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Discovery Laboratories, Inc. 2007 Long Term Incentive Plan

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company's product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:  /s/ Robert J. Capetola

Robert J. Capetola, Ph.D.
President and Chief Executive Officer

Date: June 27, 2007